Exhibit 32.2
CERTIFICATION
I, Jean Hu, the Chief Financial Officer of Marvell Technology Group Ltd. (the “Registrant”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

(i)
the Annual Report of the Registrant on Form 10-K for the fiscal quarter ended January 28, 2017 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 27, 2017	By:	/s/ JEAN HU
Jean Hu Chief Financial Officer (Principal Financial Officer)